Exhibit 10.1

ENGINE SALE AND

PURCHASE AGREEMENT

Dated as of January 29, 2019

between

CONTRAIL AVIATION SUPPORT, LLC

as Seller

and

CROSS OCEAN AVIATION FUND 1 (Intl) 5 DAC, as Buyer

for

Two Used CFMI model CFM56-7B22 Engines

Engine Serial Numbers 888306 and 888308

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TABLE OF CONTENTS

(continued)

		Page

7.9	Unenforceability	12
7.10	Counterparts	12
7.11	Expenses	12
7.12	Confidentiality	12
7.13	No Third Party Beneficiaries	12
7.14	Limitation of Damages	12
7.15	Cape Town Convention	13
7.16	Know your Customer	13

Schedules and Exhibits

Schedule 1	Delivery Condition
Exhibit A	Warranty Bill of Sale
Exhibit B	Technical Acceptance Certificate
Exhibit C	Insurances

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ENGINE SALE AND PURCHASE AGREEMENT

THIS ENGINE SALE AND PURCHASE AGREEMENT (“Agreement”) is entered into as of January 29, 2019 between CONTRAIL AVIATION SUPPORT, LLC, a North Carolina limited liability company (“Seller”) and CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, a designated activity company operating under the laws of Ireland (“Buyer”).

WHEREAS, Seller is the owner of two used CFMI model CFM56-7B22 engines bearing manufacturer’s serial numbers 888306 and 888308 in full QEC configuration, minus nose cowl and thrust reverser, including all appliances, parts, accessories and other equipment installed on, or attached thereto, and any loose equipment specific thereto, and the Engine Records (as more particularly described on Schedule 1 each an “Engine” and together the “Engines”); and

WHEREAS, subject to the terms and conditions of this Agreement, Seller and Buyer have agreed that Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Engines.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Buyer and Seller hereby agree as follows:

Section 1.     Definitions and Construction.

1.1     Defined Terms. The following terms, when capitalized as below, shall have the following meanings when used in this Agreement:

“Acceptance Certificate” means an acceptance certificate in the form of Exhibit D.

“Business Day” means a day, other than a Saturday or a Sunday, on which banks are open for business in New York, New York, U.S.A and Dublin, Ireland.

“Buyer Indemnitee” means Buyer and its affiliates and its and their respective members, managers, officers, directors, employees, agents, representatives, successors and assigns.

“Cape Town Treaty” means, collectively, the official English language text of the Convention of International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment each adopted on November 16, 2001 at a diplomatic conference in Cape Town, South Africa.

“Claims” shall have the meaning given to such term in Section 4.2.

“Delivery” means, on each Delivery Date, the concurrent occurrence of the events enumerated in Section 2.1.

“Delivery Condition” means the condition of the Engines specified in Schedule 1 attached hereto.

“Delivery Date” means the date on which the Engines are Delivered but in no event later than the Final Delivery Date, unless otherwise agreed by the parties in writing.

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“Delivery Location” shall have the meaning given to such term in Section 2.3.

“Deposit” means $*_______ allocated equally between the Engines.

“Dollars” and the sign “$” means the lawful currency of the United States of America.

“Engine Records” means all technical, historical and maintenance records in the possession of Seller related to the Engines.

“Escrow Agent” means McAfee & Taft, P.C.

“Escrow Agreement” means that certain escrow agreement dated as of December 14, 2018 among Buyer, Seller and Escrow Agent.

“Final Delivery Date” means January 31, 2019.

“Government Entity” means any (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); (d) multinational organization or body; or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, regulatory, or taxing authority or power of any nature.

“Inspection” means the inspection associated with technical acceptance of the Engines and Engine Records conducted by Buyer prior to the date of this Agreement.

“Lien” means liens, security interests, mortgages, encumbrances, rights of first offer, rights of first refusal claim or any other agreement or arrangement having the effect of conferring security.

“Purchase Price” means $*____________ in the aggregate.

“Material Damage” shall mean damage occurring after the date of the Technical Acceptance Certificate that costs in excess of $50,000 to repair.

“Sales Taxes” shall have the meaning given to such term in Section 4.1.

“Scheduled Delivery Date” means the date on which the Engines are scheduled for Delivery.

“Seller Indemnitee(s)” means Seller and its affiliates and its and their respective members, managers, officers, directors, employees, agents, representatives, successors and assigns.

“Technical Acceptance Certificate” means a technical acceptance certificate in the form of Exhibit C.

“Warranty Bill of Sale” means a bill of sale in the form of Exhibit A.

* The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

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1.2     Construction. Any agreement referred to in this Section 1 means such agreement as from time to time modified, supplemented and amended in accordance with its terms. References to sections, exhibits and the like refer to those in or attached to this Agreement unless otherwise specified. “Including” means “including but not limited to” and “herein”, “hereof”, hereunder”, etc. mean in, of, or under, etc. this Agreement (and not merely in, of, under, etc. the section or provision where that reference appears).

Section 2.     Sale of Engines. Subject to the provisions of this Agreement, Seller agrees to sell the Engines to the Buyer and Buyer agrees to purchase the Engines from the Seller for the Purchase Price on or prior to the Final Delivery Date, in the Delivery Condition.

2.1     Delivery. On the Delivery Date, the concurrent occurrence of each of the following events shall constitute Delivery of the Engines:

(a)     Seller shall deliver, or cause to be delivered, the Engines to the Delivery Location; and

(b)     Seller shall sell and transfer to Buyer title to the Engines pursuant to the execution and delivery by Seller of a Warranty Bill of Sale for the Engines, provided Seller has received the Purchase Price and Acceptance Certificate.

2.2     Deposit; Purchase Price. Buyer has paid the Deposit to the Escrow Agent. The Deposit shall be held by Escrow Agent in accordance with the Escrow Agreement. On or prior to the Delivery Date, Buyer shall pay to Seller the Purchase Prices less the Deposit, and the parties shall cause the Escrow Agent to pay to Seller the Deposit, for the Engines in immediately available funds by wire transfers to:

Old National Bank

1 Main Street

Evansville, IN 47708

ABA#: *_________

Account#: *_________

SWIFT Code: *________

Beneficiary: Contrail Aviation Support, LLC

435 Investment Court

Verona, WI 53593

or to such other account as Seller may specify in writing on or prior to the date upon which such amount is due and payable.

2.3     Place of Delivery and Delivery. Delivery of the Engines shall occur on the Delivery Date in Tucson, Arizona at Aircraft Inspection & Management, LLC, 2481 W. Poppy Avenue (“Delivery Location”).

2.4     Title and Risk of Loss. Upon the execution and delivery of the Warranty Bill of Sale, title and risk of loss with respect to the Engines shall pass to Buyer.

* The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

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2.5     Delivery Condition. On the Delivery Date the Engines shall be in the Delivery Condition.

2.6     Inspection. Buyer has previously inspected the Engines and has executed the Technical Acceptance Certificates in connection with the execution of this Agreement, and delivered such certificates to Seller reaffirming Buyer’s technical acceptance of the Engines.

Section 3.     Delivery Conditions.

3.1     Conditions to Buyer’s Obligations. Buyer’s obligation to buy the Engines shall be subject to the satisfaction of, or waiver by Buyer of, the following conditions:

(a)     Seller shall have tendered delivery of the Engines to Buyer at the Delivery Location in Delivery Condition and with no Material Damage to the Engines from the completion of the Inspection to the Delivery Date;

(b)     receipt by Buyer in escrow of a copy of the fully executed undated Warranty Bill of Sale;

(c)    Buyer shall have issued a Technical Acceptance Certificate for the Engines;

(d)     completion of satisfactory “Know Your Customer” due diligence in respect of Seller;

(e)    confirmation by Buyer of evidence that the Engines are free and clear of all Liens;

(f)     confirmation by Buyer that all installed components are preserved per industry standard procedures consistent with the manufacturer’s AMM guidelines and wrapped per industry standards;

(g)     receipt confirmation by Buyer that Seller has paid all costs and expenses related to the storage and maintenance of the Engines up to and including the Delivery Date; and

(h)     each of the representations and warranties of the Seller contained herein shall be true and correct in all material respects as of Delivery (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true in all material respects as of such earlier date).

3.2     Conditions to Seller’s Obligations. Seller’s obligation to sell the Engines shall be subject to the satisfaction or waiver by Seller of the following conditions:

(a)     receipt by Seller of the Purchase Price and Acceptance Certificate;

(b)     receipt by Seller of certificates reasonably satisfactory to Seller from Buyer’s insurance broker (or any lessee’s insurance broker) evidencing Buyer’s compliance with the insurance provisions of Section 4.4 hereof;

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(c)    satisfactory “Know Your Customer” due diligence in respect of Buyer;

(d)     the sale of all Engines to the Buyer on the same Delivery Date unless otherwise agreed by the parties; and

(e)     each of the representations and warranties of the Buyer contained herein shall be true and correct in all material respects as of Delivery (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true in all material respects as of such earlier date).

Section 4.     Taxes and Indemnities.

4.1     Sales Taxes. Buyer and Seller shall cooperate with each other in all reasonable respects to lawfully mitigate or eliminate the imposition of any sales, use, excise, stamp, transfer, value added, gross receipts or any other taxes, duties, fees or charges (collectively, “Sales Taxes”) that may be imposed on Seller, Buyer or the Engines by any Government Entity in any jurisdiction as a result of the sale or purchase of the Engines under this Agreement. The Purchase Price does not include the amount of any Sales Taxes that may be imposed by any Government Entity in any jurisdiction as a result of the sale of the Engines under this Agreement. Buyer shall be solely responsible for and promptly pay when due, and will on demand indemnify and hold harmless each Seller Indemnitee on a full indemnity, after-tax basis from and against, all Sales Taxes, and all penalties, fines, additions to tax and interest thereon, which may be levied by any Government Entity as a result of or in connection with the sale of the Engines with regard to any time period at or following Delivery, excluding such taxes based upon Seller Indemnitees’ annual income or any Sales Taxes imposed by any jurisdiction prior to Delivery.

(c)                   Buyer Indemnity. Buyer agrees to indemnify, defend, save and hold harmless each Seller Indemnitee, in full and on demand from and against any and all losses, liabilities, actions, proceedings, penalties, fines, judgments, damages, fees, costs, expenses, claims, obligations, or other liabilities (“Claims”) which may be alleged or incurred by a Seller Indemnitee (regardless of when same are suffered or incurred): (a) arising directly or indirectly out of or in any way connected with the purchase, registration, performance, transportation, management, sale, inspection, testing, delivery, leasing, replacement, removal or redelivery, condition, ownership, manufacture, design, maintenance, service, repair, overhaul, improvement, modification or alteration, possession, control, use, operation or other activity of the Engines by Buyer or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, or whether it arises out of or is attributable to any act or omission or otherwise of Buyer and in respect of or to the extent attributable to the period from and after Delivery or (b) as a result of the breach by Buyer of any of its obligations, representations or warranties hereunder or any documents entered into in connection therewith or for taxes in any jurisdiction, including interest and penalties thereon, imposed on or in connection with the Engines and which are imposed with regard to the time period after Delivery (but excluding Delivery);

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Provided that the indemnities from the Buyer contained in this clause 4.2 shall not extend to any Claims to the extent that such Claims:

(i)       arise out of any act, omission, event or circumstance occurring in respect of the Engines before Delivery;

(ii)      are caused by the willful misconduct or gross negligence of any of the Seller Indemnities;

(iii)     to the extent such Losses arise from an act or omission of Seller or a Seller Indemnitee as a manufacturer, repairer or servicer of aviation products; or

(iv)     are the result of a failure by Seller to comply with any of its obligations under this Agreement or any representation or warranty of Seller contained in this Agreement not being true and correct.

4.2     Seller Indemnity. Seller agrees to indemnify, defend, save and hold harmless each Buyer Indemnitee from and against any and all Claims which may be alleged or incurred by a Buyer Indemnitee (regardless of when same are suffered or incurred): (a) arising directly or indirectly out of or in any way connected with the purchase, registration, performance, transportation, management, sale, inspection, testing, delivery, leasing, replacement, removal or redelivery, condition, ownership, manufacture, design, maintenance, service, repair, overhaul, improvement, modification or alteration, possession, control, use, operation or other activity of the Engines by Seller or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, or whether it arises out of or is attributable to any act or omission or otherwise of Seller and in respect of or to the extent attributable to the period prior to Delivery (but excluding Delivery); or (b) as a result of the breach by Seller of any of its obligations, representations or warranties hereunder or any documents entered into in connection therewith; or (c) for taxes in any jurisdiction, including interest and penalties thereon, imposed on or in connection with the Engines and which are imposed with regard to the time period prior to Delivery (but excluding Delivery);

Provided that the indemnities from the Seller contained in this clause 4.3 shall not extend to any Claims to the extent that such Claims:

(i)       arise out of any act, omission, event or circumstance occurring in respect of the Engines after Delivery;

(ii)      are caused by the willful misconduct or gross negligence of any of the Buyer Indemnities;

(iii)     to the extent such Losses arise from an act or omission of Buyer or a Buyer Indemnitee as a manufacturer, repairer or servicer of aviation products; or

(iv)     are the result of a failure by Buyer to comply with any of its obligations under this Agreement or any representation or warranty of Buyer contained in this Agreement not being true and correct.

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Any payment or indemnity made under this Section by either party shall include any amount necessary to hold the Seller Indemnitee (or Buyer Indemnitee, as the case may be) harmless on an after-tax basis from all withholding taxes and other taxes, fees and other charges required to be paid with respect to such payment or indemnity under all applicable laws. Each party shall give prompt written notice to the other party of any liability for which it is, or may be, liable under this provision; provided, however, failure to give such notice will not terminate any of the rights of such indemnitee hereunder.

4.3     Insurance. Buyer shall comply with each of the provisions of Exhibit C hereto, which provisions are hereby incorporated by reference as if set forth in full herein.

4.4     Survival. The parties further agree and confirm that their obligations and agreements with respect to insurance and indemnification set forth herein shall survive the execution and delivery of this Agreement and the payment of the Purchase Price for the Engines hereunder.

Section 5.     Excusable Delay. Neither party hereto shall be responsible for, nor be deemed to be in default or breach of, this Agreement as a result of any delay in Delivery due to injunction against sale or any causes beyond its control and not occasioned by its negligence or willful misconduct, including, but not limited to, acts of God or the public enemy, acts of government, civil wars, insurrection or riots, fires, floods, explosions, earthquakes or other casualties, strikes or labor troubles causing cessation, slowdown or interruption of work. Any party failing to perform its obligations under this Agreement as a result of an event described in this Section 5 shall use commercially reasonable efforts to mitigate the damages caused by such event, but shall also use commercially reasonable efforts to perform its obligations hereunder.

Section 6.     Representations and Warranties.

6.1     Representations and Warranties of Seller. Seller hereby makes the following representations at execution and delivery of this Agreement, and at Delivery:

(a)     Organization, Etc. Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and authority to enter into and perform its obligations under this Agreement.

(b)     Authorization. Seller has taken, or caused to be taken, all necessary company or organizational action (including, without limitation, the obtaining of any consent or approval of any of its members or any managers required by its certificate of formation, limited liability company agreement or other charter documents) to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(c)     No Violation. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller on the date hereof and on the Delivery Date of the transactions contemplated hereby, do not and will not (i) violate or contravene any provision of any certificate of formation or other charter documents of Seller, (ii) violate or contravene any law applicable to or binding on Seller, or (iii) violate, contravene or constitute any default under, or result in the creation of any Lien under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Seller is a party or by which Seller or any of their respective properties is or may be bound or affected.

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(d)     Approvals. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder, and the consummation by Seller on the date hereof and on the Delivery Date of the transactions contemplated hereby, do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (i) any trustee or other holder of any debt of Seller, or (ii) any Government Entity.

(e)     Valid and Binding Agreement. This Agreement has been duly authorized, executed and delivered by Seller and, assuming the due authorization, execution and delivery by any other party or parties thereto, this Agreement constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

(f)     Title. Upon delivery of a Warranty Bill of Sale by Seller to Buyer, Seller shall transfer full good and marketable legal and beneficial title to the Engine to Buyer free and clear of all Liens.

(g)     Litigation. There are no pending or, to the actual knowledge of Seller or any of its affiliates, threatened actions or proceedings against Seller before any court, administrative agency or tribunal which, if determined adversely to Seller, would adversely affect the ability of Seller to perform any of its obligations under this Agreement.

6.2     Representations and Warranties of Buyer. Buyer hereby makes the following representations at execution and delivery of this Agreement, and at Delivery:

(a)     Organization, Etc. Buyer is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and authority to enter into and perform its obligations under this Agreement.

(b)     Corporate Authorization. Buyer has taken, or caused to be taken, all necessary company or organizational action (including, without limitation, the obtaining of any consent or approval of any of its members or any managers required by its certificate of formation, limited liability company agreement or other charter documents) to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(c)     No Violation. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer on the date hereof and on the Delivery Date of the transactions contemplated hereby and thereby, do not and will not (i) violate or contravene any provision of the constitutive documents of Buyer, (ii) violate or contravene any law applicable to or binding on Buyer, or (c) violate, contravene or constitute any default under, or result in the creation of any Lien under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Buyer is a party (other than an interest in a general debenture relating to the Buyer’s general financing arrangements with its banking syndicate) or by which Buyer or any of its properties is or may be bound or affected.

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(d)     Approvals. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer on the date hereof and on the Delivery Date of the transactions contemplated hereby or thereby for such date, do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (i) any trustee or other holder of any debt of Buyer, or (ii) any Government Entity.

(e)     Valid and Binding Agreement. This Agreement has been or will be duly authorized, executed and delivered by Buyer and, assuming the due authorization, execution and delivery by the other party or parties thereto, this Agreement constitutes the legal, valid and binding obligations of Buyer and is or will be enforceable against Buyer in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

(f)     Litigation. There are no pending or, to the actual knowledge of Buyer, threatened actions or proceedings against Buyer before any court, administrative agency or tribunal which, if determined adversely to Buyer, would adversely affect the ability of Buyer to perform any of its obligations under this Agreement.

6.3     Limitation of Warranties and Agreements. THE ENGINES, THE PARTS THEREOF, AND ANY OTHER THING DELIVERED, SOLD OR TRANSFERRED HEREUNDER ARE BEING SOLD AND TRANSFERRED TO BUYER AND ACCEPTED BY BUYER HEREUNDER “AS-IS, WHERE-IS,” WITH ALL FAULTS. BUYER UNCONDITIONALLY AGREES THAT AS BETWEEN BUYER AND SELLER THE ENGINES AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN AS IS, WHERE IS, WITH ALL FAULTS CONDITION AS AT THE DELIVERY DATE, AND NO WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN ACCEPTED, MADE OR IS GIVEN BY SELLER OR ITS SERVANTS OR AGENTS IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF THE ENGINES OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF THE ENGINE RECORDS, OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN OR OTHER PROPRIETARY RIGHTS; AND ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

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Section 7.     Miscellaneous.

7.1     Notices. Every notice, request, demand or other communication (collectively, “Notice”) under this Agreement shall:

(a)     be in writing delivered personally or by prepaid courier or other similar services or by electronic mail and in the case of a Notice sent by e-mail, shall be accompanied by a copy sent by prepaid air mail letter;

(b)     be deemed to have been received, in the case of an e-mail upon the earlier of (i) confirmation of receipt of such e-mail by the addressee; or (ii) on the fifth day after sending, provided the sender thereof has not received actual notice of failed delivery, and, in the case of a Notice delivered personally or by courier service, when delivered (provided that if delivery is tendered but refused, such Notice shall be deemed effective upon such tender); and

(c)    be sent:

to Buyer at:

Cross Ocean AVF 1 (INTL) 5 Designated Activity Company

20 Horseneck Lane

Greenwich, CT 06830

Attention: Brandt Wilson

Telephone: (203) 340-7863

Email: BW@crossoceanpartners.com

to Seller at:

Contrail Aviation Support, LLC

435 Investment Court

Verona, WI 53593

Attention: Joseph G. Kuhn

Telephone: (608) 848-8100

Email: joe@contrail.com

or to such other address or facsimile number as is notified by one party to the other party under this Agreement.

7.2     Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.

7.3     Headings. All headings in this Agreement are for convenience only, and are not a substantive part of this Agreement.

7.4    Brokers’ Commissions.

(a)     Buyer represents that it has not engaged any agent or broker entitled to any compensation as a result of the transactions contemplated by this Agreement. Buyer agrees to indemnify each Seller Indemnitee from and against all claims, demands, liabilities, damages, losses and judgments (including reasonable attorneys’ fees, consultants’ fees and court costs) which arise out of Buyer’s actions with respect to agents or brokers.

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(b)     Seller represents that it has not engaged any agent or broker entitled to any compensation as a result of the transactions contemplated by this Agreement. Seller agrees to indemnify each Buyer Indemnitee from and against all claims, demands, liabilities, damages, losses and judgments (including reasonable attorneys’ fees, consultants’ fees and court costs) which arise out of Seller’s obligations, if any, to agents or brokers.

7.5     Survival of Representations, Warranties, Covenants and Indemnities. Each of the representations, warranties, covenants and indemnities of the parties hereto shall survive the execution and delivery of this Agreement and the Delivery of the Engines.

7.6     Governing Law; Jurisdiction.

(a)     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b)     The parties agree that the federal courts located in New York, New York (in the Borough of Manhattan) are to have exclusive jurisdiction to settle any disputes in connection with this Agreement and any other matters related hereto and hereby irrevocably submit to the exclusive jurisdiction of such courts in connection with this Agreement and any other matters related hereto.

(c)     Each party hereto:

(i)      waives objection to such courts on grounds of inconvenient forum, venue or otherwise as regards proceedings in connection with this Agreement and other documents related hereto; and

(ii)     agrees that (subject to permitted appeals) a judgment or order of such a court in connection with this Agreement or the other documents related hereto is conclusive and binding on it and may be enforced against them in the courts of any other jurisdiction.

7.7     Entire Agreement. This Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein, supersede any prior or contemporaneous agreements, whether oral or in writing, between the parties, and this Agreement shall not in any manner be supplemented, amended or modified except by a writing executed on behalf of the parties by their authorized representatives. This Agreement shall not be interpreted or construed against any party to this Agreement because that party or attorney for that party drafted the Agreement or participated in the drafting of this Agreement, and the parties expressly waive any law, common law or court decision to the contrary.

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7.8     Waivers. The waiver of performance of any term of this Agreement in a particular instance shall not constitute a waiver of any subsequent breach or preclude either party from thereafter demanding performance thereof according to the provisions hereof.

7.9     Unenforceability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

7.10     Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but both of which together will constitute one and the same agreement, and which shall be sufficiently evidenced by any one of such original counterparts. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

7.11     Expenses. Except as otherwise expressly provided herein, each party shall be responsible for and shall pay the costs and expenses incurred by it in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby, including attorneys’ fees and expenses and technical, inspection and/or appraisal costs. Buyer shall pay for the costs and expenses of the Escrow Agent.

7.12     Confidentiality. The parties each acknowledge that the commercial and financial information contained in this Agreement is considered confidential. The parties each agree that it will treat the contents and subject matter of this Agreement as confidential and will not, without the prior written consent of the other, disclose this Agreement or the subject matter hereof to any third party except to their respective affiliates and its and their respective employees, officers, directors, managers, partners, professional advisors, potential financing sources, insurance brokers, auditors and or other agents (“Representatives”), as may be required by applicable law or rule or regulation, or as may be required to enforce the terms of this Agreement. Upon disclosure required by any applicable law, rule or regulation, such disclosing party shall use its commercially reasonable efforts to secure confidential treatment from all recipients of such confidential information and shall cooperate with the efforts of the other party to ensure such treatment; provided that this sentence shall not apply where such disclosure makes the previously confidential information publicly available. Each party shall inform its Representatives that it expects them to comply with the provisions of this Section 7.12 and each party shall be responsible for any breach of the provisions of this Section 7.12 by any of its Representatives.

7.13     No Third Party Beneficiaries. Except as provided in Sections 4 and 7.4 hereof, no third party is intended to benefit from, nor may any third party seek to enforce any of the provisions of, this Agreement.

7.14     Limitation of Damages. No party will in any event be liable to any other party for any indirect, special, consequential or punitive damages arising out of any breach or otherwise in respect of this Agreement or the subject matter hereof, except, for the avoidance of doubt, to the extent the indemnification provisions hereunder require an indemnity in respect of such damages which are recoverable by a person not a party hereto against a Seller Indemnitee or a Buyer Indemnitee, it being understood that this provision shall not limit or expand the scope or content of such indemnification provisions.

[Engine Sale and Purchase Agreement]

7.15     Cape Town Convention. Seller hereby covenants and agrees that once legal title to an Engine has duly passed to Buyer pursuant to a Warranty Bill of Sale, Seller will consent to the registration at the International Registry (as defined in the Cape Town Convention) of a contract of sale registration for such Engine with respect to the Warranty Bill of Sale.

7.16     Know your Customer. Buyer and Seller each represents and warrants, as to itself, that neither it, nor any of its officers, directors, shareholders or owners is a Specifically Designated National or on the Blocked Persons List promulgated by United States Department of Treasury’s Office of Foreign Assets Control nor Buyer nor Seller nor any such person mentioned above on any other similar list maintained by the United States Department of State, the United States Department of Commerce or any other United States governmental body or pursuant to any Executive Order of the President of the United States of America. Buyer hereby represents and warrants to Seller, as of the date hereof, and as of each Delivery Date (which representations and warranties shall survive the date as of which such representations and warranties were made), that: it has complied with all applicable Sanctions Laws and Regulations.

“Sanctions Laws and Regulations” means (i) each of the Trading With the Enemy Act of 1917, the International Emergency Economic Powers Act, the Arms Export Control Act, the Export Administration Act, the Export-Import Bank Act, and the Nuclear Proliferation Prevention Act; (ii) applicable Executive Orders issued by the President of the United States of America; (iii) applicable regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the Export Administration Regulations (“EAR”) administered by the U.S. Department of Commerce (“DOC”), the International Traffic in Arms Regulations (“ITAR”) administered by the U.S. Department of State (“DOS”), and regulations administered by any other agency of the Government of the United States of America; (iv) any other applicable law or regulation of the United States of America that may be in effect from time to time and which may restrict, limit, or prohibit transactions with a foreign government, entity, person, or country or with any person or entity that owns the foregoing; and (v) applicable resolutions, orders, or regulations of the United Nations.

Section 7.17     Engine Stands.

The Engines shall be delivered to Buyer or Seller provided engine stands (“Engine Stands”). Buyer shall have the right to use the Engine Stands for up to 60 days. Buyer shall be liable for any and all damage to the Engine Stands, reasonable wear and tear excepted, occurring prior to the time the Engine Stands are returned to Seller.

[Signature page follows.]

[Engine Sale and Purchase Agreement]

IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.

CONTRAIL AVIATION SUPPORT, LLC, as Seller		CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer

By:	/s/ Joseph G. Kuhn	By:	/s/ David O’Brien
	Name: Joseph G. Kuhn Title: CEO		Name: David O’Brien Title: Director

[Engine Sale and Purchase Agreement]

SCHEDULE 1

DELIVERY CONDITION

The Engines shall be delivered in the following condition on the Delivery Date and otherwise in “as-is, where-is” condition:

1.	Full QEC configuration as set out in Schedule 1A attached hereto

2.	Minus nose cowl and thrust reverser

[Engine Sale and Purchase Agreement]

SCHEDULE 1A

QEC LISTING

See attached.

AIRCRAFT INSPECTION & MANAGEMENT, LLC .

2481 W. Poppy Avenue, Tucson, Arizona 85705 - Office (520) 399-6489 Fax (520) 579-8855

FAA CRS # 8AIR305B/ EASA 145.6258

Specializing Worldwide in

CFM56-31517 Surgical Strike Repair / Modular Maintenance Borescope Inspections LPT & HPC Boroblend Repairs

Top & Bottom Case Repairs Engine Runs Removal & Installation of Engines & APU's

8130 Dual Release Serviceable Tags Equipment Rent.al Records Review

Worldwide Services	AIMFAA MRO.COM FAA & EASA CERTlFIED REPAIR STATION

Customer: Cross Ocean	ESN: 888306	Date: January 23rd, 2019

WO#: 19-01-08-01R	Model: CFM56-7
Part Number Example	Description	ActualPart Number	Actual Serial Number	lnstalled Y/N?
320548-2	VALVE ASSY GROUND WING TAI	320548-22	12602	y
21SN41-52	OVERPRESSURE SWITCH ENGINE	21SN41-52	B018538A	y
RP236-00	PROBE - PT25	NN	NN	y
9238M66P08	IGNITION EXCITER ENGINE	9238M66P08	UNJKF239	y
9238M66P08	IGNITION EXCITER ENGINE	9238M66P08	UNJ57374	y
BT J146CFA1	SENSOR OIL LEVEL	BTJ146CFA1	YE012043-R	y
8TC19AAN1	SENSOR T3	8TC19AAN1	GDBP607G	y
6237M117A	SENSOR VIBRATION BEARING 1	NN	NN	y
6237M118A	SENSOR FFCCV	NN	NN	y
2123M63P02	STATOR ALTERNATOR	2123M63P02	A9853	y
2123M62P01	ROTOR ALTERNATOR	NN	NN	y
1851M36P10	ENGINE STARTER	1851M36P10	GRTA6079	y
3215618-4	INLET COWL THERMAL VALVE	3215618-4	1729C	y
3202222-1	VALVE CHECK BLEED AIR	3202222-1	9561	y
107492-6	REGULATOR BLEED AIR	107492-5	7041	y
1853M33P05	ECU ELECTRONIC CONTROL UNIT	1853M33P06	LMDN6969	y
828300-5	ENGINE FUEL PUMP	340-402-105-0	YA049670-H	y
1853M48P03	TRANSMITTER FUEL FLOW - POST	1853M48P02	GDB4204M	y
1821M59P06	VALVE TURBINE CLEARENCE	1821M59P06	GRTM0561	y
107484-7	REGULATOR HIGH STAGE	107484-7	10776	y
1853M56P12	HYDRO MECHANICAL UNIT	1853M56P16	BECW1668	y
3214446-4	HIGH STAGE VALVE	3214446-4	8873	y
45731-1393	IDG COOLER	45731-1393	YB911797-A	y
761574B	INTEGRATED DRIVE GENERATOR	761574B	1957	y
Part Number Example	LPTACC VALVE ASSY	C24937001-1	YR011842-N	y
41F1005	LUBRICATION UNIT	41F1005	YT131564 -4	y
41F9003	FILTER OIL SCAVANGE	41F9003	YT021925 -H	y
3215KGB01	SPEED SENSOR N1	320-862-401-0	YJ186869-T	y
3218KGB01	SPEED SENSOR N2	320-549-004-0	YJ193762 -4	y
45332-8039	OIUFUEL EXCHANGER HEAT	11-841193-14	YP029407-K	y
APTE8A20007B ARD	TRANSMITTER OIL PRESSURE	APTE8A20007BARD	YKD11880-V	y

Inspector:	AIM 14 INSP	Inspector:	AIM 28 INSP

AIRCRAFT INSPECTION & MANAGEMENT, LLC .

2481 W. Poppy Avenue, Tucson, Arizona 85705 - Office (520) 399 6489 Fax (520) 579-8855

FAA CRS # 8AIR305B/ EASA 145.6258

Specializing Worldwide in

CFM56-31517 Surgical Strike Repair / Modular Maintenance BorescopeInspections LPT & HPC Boroblend Repairs

Top & Bottom Case Repairs Engine Runs Removal & Installation of Engines & APU's

8130 Dual Release Serviceable Tags Equipment Rental Records Review

Worldwide Services	AIMFAAMRO.COM FAA & EASA CERTIFIED REPAIR STATION

Customer: Cross Ocean	ESN: 888308	Date: January 23rd, 2019

WO#: 19-01-08-01R	Model: CFM56-7
Part Number Example	Description	Actual Part Number	Actual Serial Number	lnstalled Y/N?
320548-2	VALVE ASSY GROUND WING TAI	320548-2	5331	y
21SN41-52	OVERPRESSURE SW ITCH ENGINE	21SN41-52	8002771A	y
RP236 00	PROBE - PT25	NN	NN	y
9238M66P08	IGNITION EXCITER ENGINE UPPER	9238M66P08	UNJPG920	y
9238M66P08	IGNITION EXCITER ENGINE LOWER	9238M66P08	UNJ57901	y
8TJ146CFA1	SENSOR OIL LEVEL	8TJ146CFA1	YE012031-0	y
8TC19AAN1	SENSOR T3	8TC19AAN1	GDBN746G	y
6237M117A	SENSOR VIBRATION BEARING 1	NN	NN	y
6237M118A	SENSOR FFCCV	NN	NN	y
2123M63P02	STATOR ALTERNATOR	9387M17P09	14566	y
2123M62P01	ROTOR ALTERNATOR	NN	NN	y
1851M36P10	ENGINE STARTER	1851M36P10	GRTF0869	y
3215618-4	INLET COWL THERMAL VALVE ANTI ICE	3215618-4	5912	y
3202222-1	VALVE CHECK BLEED AIR	3202222-1	7318	y
107492-6	REGULATOR BLEED AIR	3171975-4	2296	y
1853M33P05	ECU ELECTRONIC CONTROL UNIT ENGINE	2042M67P04	FFFB2653	y
828300-5	ENGINE FUEL PUMP	828300-5	YA012269-K	y
1853M48P03	TRANSMITTER FUEL FLOW - POSTMOD	1853M48P02	GDB4201M	y
1821M59P06	VALVE TURBINE CLEARENCE CONTROL	1821M549P05	GRTG0921C	y
107484-7	REGULATOR HIGH STAGE	107484-7	14192	y
1853MS6P12	HYDRO MECHANICAL UNIT	1853M56P16	BECW6110	y
3214446-4	HIGH STAGE VALVE	3214446-4	15217	y
45731-1393	IDG COOLER	45731-1393	YB911791-1	y
761574B	INTEGRATED DRIVE GENERATOR	7615748	2226	y
C24937001 2A	LPTACC VALVE ASSY	C2493700-1	YR011819-2	y
41F1005	LUBRICATION UNIT	41F1005	YT006848-E	y
41F9003	FILTER OIL SCAVANGE	41F9003	YT121444-7	y
3215KGB01	SPEED SENSOR Nl	320-862-401-0	YJ186868-U	y
3218KGB01	SPEED SENSOR N2	3218KGB01	EM173993-6	y
45332-8039	OIL/FUEL EXCHANGER HEAT	11-841193-4	YP029549-Y	y
APTE8A20007B ARD	TRANSMITTER OIL PRESSURE	APTE8A200078	KULG4161	y

Inspector:	AIM 14 INSP	Inspector:	AIM 28 INSP.

AIRCRAFT INSPECTION & MANAGEMENT, LLC .

2481 W. Poppy Avenue, Tucson, Arizona 85705 - Office (520) 399-6489 Fax (520) 579-8855

FAA CRS # 8AIR305B/ EASA 145.6258

Specializing Worldwide in

CFM56-31517 Surgical Strike Repair IModular Maintenance Borescope Inspections LPT & HPC Boroblend Repairs

Top & Bottom Case Repairs Engine Runs Removal & Installation of Engines & APU's

8130 Dual Release Serviceable Tags Equipment Rental Records Review

Worldwide Services	A MFAAMRO.COM FAA& EASA CERTlFIED REPAIR STATION

Customer: Cross Ocean	ESN: 888308	Date: January 23rd, 2019

WO#: 19-01-08-01R	Model: CFM56-7
Part Number Example	Description	Actual Part Number	Actual Serial Number	lnstalled Y/N?
UA538551-3	IDG Oi COOLER	UA538551-3	1827	y
3289562-5	PRECOOLER CONTROL VALVE	3289562-5	11939	y
849589	ENGINE DRIVEN PUMP PARKER HYD	93835-25401	660876229	y
45731-138-1	SERVO FUEL HEATER	45731-138-1	YB002824-L	y
3289630-2	STARTER VALVE	3289630-2	7142	y
1821M60P04	VALVE TRANSIENT BLEEDITBV\5TH STAGE	1821M60P04	GRTS8079	y
1226400	ACTUATOR VBV	NN	NN	y
1226400	ACTUATOR VBV	NN	NN	y
1324M12P10	ACTUATOR VARIABLE STATOR VSV LH	1324M12P10	VG717	y
1324M12P10	ACTUATOR VARIABLE STATOR VSV RH	1324M12P10	VG718	y
9059110-1-G	IGNITION LEAD RH	9059110-1-G	KRG6493	y
9059110-1-G	IGNITION LEAD LH	9059110-1-G	UNKC0712	y
FA00631C	FILTER FUEL NOZZLE	FA00631C	M446160-034	y
41F5102	OILTANK	41F5102	YT011880-M	y
314A2610-1	EXHAUST SLEEVE	314A2610-1	1251BZN01-1344	y
314A2620-1	EXHUAST PLUG	314A2620-1	1256BZP01-1359	y
902016-01	Fire Detector Lower Fan	902016-01	3079	y
902864	Fire Detector Upper Fan	902864	3162	y
310A2020-10	Forward Mount Assv	310A2021-4	NN	y
902862	Fire Detector - Left Core	NN	NN	y
902018-01	Fire Detector - Right Core	NN	NN	y
286A1062	IDG Harness	NN	NN	y
3214552-5	Pressure Regulating Shut Off Valve	3214552-5	8593	y
310A2030-11	Aft Engine Mount (SAC)	31OA2030-11	81862	y
762246	QAD Adapter Kit IDG	99167-762246	1787	y
V10CE12	Check Valve (Hydraulic Drain)	V10CE12	NN	y
7579078	Hydraulic Filter	7579078	15688	y
332A237 1-1	12 O'Clock Strut Assv	NN	NN	y
310A2041-9	Thrust Link (left)	310A2041-9	101079	y
310A2041-10	Thrust Link (right)	31OA2041-10	102148	y

Inspector:	AIM 14 INSP	Inspector:	AIM 28 INSP

AIRCRAFT INSPECTION & MANAGEMENT, LLC .

2481 W. Poppy Avenue, Tucson, Arizona 85705 - Office (520) 399-6489 Fax (520) 579-8855

FAA CRS #: 8AlR305B/ EASA 145.6258

Specializing Worldwide in

CFM56-31517 Surgical Strike Repair / Modular Maintenance Borescope Inspections LPT & HPC Boroblend Repairs

Top & Bonom Case Repairs Engine Runs Removal & Installation of Engines & APU's

8130 Dual Release Serviceable Tags Equipment Rental Records Review

Worldwide Services	A MFAAMRO.COM FAA & EASA CERTIFIED REPAIR STATION

Customer: Cross Ocean		ESN: 888306	Date: January 23rd, 2019

WO#: 19-01-08-01R		Model: CFM56-7
Part Number Example	Description	Actual Part Number	Actual Serial Number	lnstalled Y/N?
UA538551-3	IDG OIL COOLER	UA538551-3	NV	y
3289562-5	PRECOOLER CONTROL VALVE	3289562-5	9010	y
849589	ENGINE DRIVEN PUMP VICKERS	849589	MX644866	y
3214552-6	PRESSURE REGULATOR	3214552-6	14211	y
45731-1382	SERVO FUEL HEATER	45731-1381	YB002766	y
3289630-2	STARTER VALVE	389630-2	9511	y
1821M60P04	VALVE TRANSIENT	1821M60P04	GRTT0742	y
1226400	ACTUATOR VBV	NN	NN	y
1226400	ACTUATOR VBV	NN	NN	y
1324M12P10	ACTUATOR VARIABLE STATOR	1324M12P10	UJ204	y
1324M12P10	ACTUATOR VARIABLE STATOR	1324M12P10	UJ199	y
9059110-1	IGNITION LEAD	1853M13P01	KG1102	y
9059110-1	IGNITION LEAD	1853M13P01	75656	y
FA00631C	FILTER FUEL NOZZLE	FA00631C	EM381931-A	y
41F5102	OIL TANK	41F5102	YT011946-0	y
314A2610-1	EXHAUST SLEEVE	314A2610-1	127B7N01-1361	y
314A2620-1	EXHUAST PLUG	314A2610-1	0982B7P01-1088	y
902016-01	Fire Detector Lower Fan	902016-01	3080	y
902864	Fire Detector Upper Fan	902864	2983	y
310A2020-10	Forward Mount Assv	310A2021-4	NN	y
902862	Fire Detector - Left Core	NN	NN	y
902018-01	Fire Detector - Right Core	NN	NN	y
286A1062	IDG Harness	NN	NN	y
31OA2030-11	Aft Engine Mount (SAC)	310A230-23	B1796	y
762246	IDG QAD Adapter Kit	99167-762246	1791	y
BACV10CE12	Check Valve <Hydraulic Drain)	V10CE-12	NN	y
7579078	Hydraulic Filter	7579078	15677	y
332A2371-1	12 O'Clock Strut Assv	NN	NN	y
31OA2041 9	Thrust Link (left)	310A2036-8	NN	y
310A2041-10	Thrust Link (right)	31OA2041-10	NN	y

Inspector:	AIM 14 lNSP.	Inspector:	AIM 28 INSP

WARRANTY BILL OF SALE

January 29, 2019

CONTRAIL AVIATION SUPPORT, LLC ("Seller") owns full legal and beneficial title to the two used CFMI model CFM56-7B22 Engines bearing manufacturer's serial numbers 888306 and 888308 in full QEC configuration, minus nose cowl and thrust reverser and including all appliances, parts, accessories and other equipment installed on, or attached thereto, and any loose equipment specific thereto, and all technical, historical and maintenance records in the possession of Seller related to thereto, as more particularly described in the Purchase Agreement (the "Engines").

For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, grants, transfers and delivers to CROSS OCEAN AVIATION FUND 1(INTL) 5 DAC ("Buyer"), full legal and beneficial title and interest in and to the Engine.

This Warranty Bill of Sale is delivered pursuant to the Engine Sale and Purchase Agreement, dated as of January 29, 2019 (the "Purchase Agreement"), between Seller and Buyer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.

The undersigned hereby warrants to Buyer (and Buyer's successors and assigns) that Seller conveys to Buyer full good and marketable legal and beneficial title to the Engine, free and clear of all Liens, and that Seller shall warrant and defend such title against any claims and demands; provided, that the Engine is otherwise conveyed "AS IS", "WHERE IS" AND "WITH ALL FAULTS" AND (EXCEPT AS PREVIOUSLY PROVIDED IN THIS PARAGRAPH) WITHOUT REPRESENTATION OR WARRANTY OF ANY TYPE OR KIND, EXPRESS OR IMPLIED, WITH RESPECT THERETO (INCLUDING, WITHOUT LIMITATION, AS TO CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE) and is subject to each and every disclaimer contained in the Purchase Agreement.

THIS WARRANTY BILL OF SALE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature page follows.]

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed in its name as of the date first written above.

CONTRAIL AVIATION SUPPORT, LLC, as Seller

By:	/s/ Joseph G. Kuhn
Name:	Joseph G. Kuhn
Title:	CEO

TECHNICAL ACCEPTANCE CERTIFICATE

As of January 29, 2019, CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (the “Buyer”), technically accepts those certain CFMI model CFM56-7B22 engines in full QEC configuration minus nose cowl and thrust reverser, including all appliances, parts, accessories, and other equipment installed on, or attached thereto and all Engine Records, pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of January 29, 2019 (the “Agreement”) among Buyer and CONTRAIL AVIATION SUPPORT, LLC (“Seller”):

MAKE & MODEL	SERIAL NUMBER
CFMI CFM56-7B22	888306
CFMI CFM56-7B22	888308

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.

Buyer hereby unconditionally and irrevocably acknowledges and agrees that the above listed Engines and the Engine Records are technically accepted by Buyer without exception as of the date hereof.

[Signature on following page.]

CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer
By:	/s/ David O’Brien
Name: David O’Brien Title: Director

EXHIBIT C

INSURANCES

Section 1.     Insurance. From Delivery and continuously thereafter for two years following Delivery, Buyer will carry or cause to be carried with respect to each Engine comprehensive aviation legal liability insurance including but not limited to aircraft third party, passenger, baggage, cargo, mail and products liability insurance including without limitation, war risk and allied perils, (I) in an amount of not less than $600,000,000 for any one occurrence and in the aggregate with respect to products liability and (II) which is maintained in effect with insurers of recognized reputation and responsibility.

Buyer will (or, if applicable, will cause any other operator to) obtain and maintain hull all risks insurance (including war risks), with respect to any aircraft upon which any Engine is installed. This insurance shall contain a waiver of subrogation in favor of Seller Indemnitees.

Section 2.     Terms of Insurance Policies. Any policies carried in accordance with Section 1 hereof covering each Engine, and any policies taken out in substitution or replacement for any such policies, (i) shall name the Seller Indemnitees and the parties identified below as additional insureds, (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) shall provide that if the insurers cancel such insurance for any reason whatever, or if the same is allowed to lapse for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of any Seller Indemnitee, such lapse, cancellation or change shall not be effective as to any Seller Indemnitee for thirty days (seven days in the case of war risk and allied perils coverage) after written notice by such insurers of such lapse, cancellation or change, (iii) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were separate policy covering each insured, (iv) provide that the insurers will waive any right to any setoff, recoupment or counterclaim or any other deduction, by attachment or otherwise, (v) be primary and without right of contribution from any insurance which may be carried by any Seller Indemnitees, and (vi) shall otherwise be reasonably acceptable to Seller in light of industry norms. The insurance required by this Exhibit C may be subject to any limits prevailing at the time in the aviation insurance marketplace (for example, on the date of this Agreement, AVN 67B).

On or before the Delivery Date for the Engines, the Buyer shall provide to Seller certificates of insurance evidencing the coverage required pursuant to this Exhibit and, if so requested by Seller, shall provide to Seller, as applicable, updated certificates of insurance upon each renewal of the coverage required pursuant to this Exhibit C.

The following parties shall be included as additional insureds along with other additional insureds required under this Agreement: Celestial Aviation Trading 22 Limited, GECAS Technical Services Limited, GE Capital Aviation Funding, GE Capital Aviation Services Limited, GE Capital Aviation Services LLC, General Electric Company, GE Capital Global Holdings LLC and GE Capital US Holdings Inc.

ACCEPTANCE CERTIFICATE

As of January 29, 2019, CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC (the “Buyer”), accepts those certain CFMI model CFM56-7B22 engines in full QEC configuration minus nose cowl and thrust reverser, including all appliances, parts, accessories, and other equipment installed on, or attached thereto and all Engine Records, pursuant to the terms of that certain Engine Sale and Purchase Agreement dated as of January 29, 2019 (the “Agreement”) among Buyer and CONTRAIL AVIATION SUPPORT, LLC (“Seller”):

MAKE & MODEL	SERIAL NUMBER
CFMI CFM56-7B22	888306
CFMI CFM56-7B22	888308

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.

Buyer hereby unconditionally and irrevocably acknowledges and agrees that the above listed Engines and the Engine Records are accepted by Buyer as of the date hereof.

[Signature on following page.]

CROSS OCEAN AVIATION FUND 1 (INTL) 5 DAC, as Buyer
By:	/s/ David O’Brien
Name: David O’Brien Title: Director